UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2016

Blackstone Mortgage Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-14788	94-6181186
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue, 42nd Floor

New York, New York 10154

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 655-0220

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amendment No. 5 to Amended and Restated Master Repurchase and Securities Contract

On June 30, 2016, Blackstone Mortgage Trust, Inc. (the “Company”) and a special purpose wholly-owned subsidiary of the Company entered into Amendment No. 5 (“Amendment No. 5”) to the Amended and Restated Master Repurchase and Securities Contract with Wells Fargo Bank, National Association (“Wells Fargo”) that was originally entered into on April 4, 2014 (as amended by Amendment No. 1 thereto dated as of October 23, 2014, Amendment No. 2 thereto dated as of March 13, 2015, Amendment No. 3 thereto dated as of April 14, 2015, Amendment No. 4 thereto dated as of March 11, 2016 and Amendment No. 5, the “Repurchase Facility”), in order to, among other things, increase the facility amount from $1.0 billion to $2.0 billion and to link certain cross-collateralization and cross-default provisions of the Repurchase Facility with the Acquisition Facility (as defined below).

Fourth Amended and Restated Master Repurchase and Securities Contract

In addition, on June 30, 2016, certain special purpose wholly-owned subsidiaries of the Company and Wells Fargo entered into a Fourth Amended and Restated Master Repurchase and Securities Contract (as amended and restated, the “Acquisition Facility”) that amended and restated the Third Amended and Restated Master Repurchase and Securities Contract, dated as of June 30, 2015 (as amended by Amendment No. 1 thereto dated as of July 10, 2015, Amendment No. 2 thereto dated as of October 1, 2015 and Amendment No. 3 thereto dated as of November 12, 2015), in order to, among other things, increase the facility amount for U.S. dollar borrowings by $125.0 million and to link certain cross-collateralization and cross-default provisions of the Acquisition Facility with the Repurchase Facility.

The Acquisition Facility was originally entered into in connection with the Company’s acquisition of a portfolio of commercial mortgage loans from General Electric Capital Corporation and certain of its affiliates (the “Loan Portfolio”) that was completed on June 23, 2015. The increase in the facility amount of the Acquisition Facility is designed to provide for additional advances that may be made by the Company in connection with modifications and upsizes of loans in the Loan Portfolio. As of June 30, 2016, the Acquisition Facility provided for $2.8 billion of financing, of which $2.6 billion was outstanding and an additional $212.7 million was available to finance future loan fundings.

Wells Fargo or its affiliates have provided, and may in the future provide, certain commercial banking, financial advisory, investment banking and other services in the ordinary course of business for the Company, its subsidiaries and certain of its affiliates, for which they receive customary fees and commissions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE MORTGAGE TRUST, INC.

Date: July 7, 2016

	By:	/s/ Leon Volchyok
	Name:	Leon Volchyok
	Title:	Head of Legal and Compliance and Secretary